CO PY RI GH T © A BC EL LE RA AUGUST 5, 2026 Q2 2026 BUSINESS UPDATE

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties, other factors, and definition of our business metrics are described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this document represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. DISCLAIMER This document contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this document other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, plans, objectives for future operations, and the evaluation of our available liquidity to execute on our strategy (including our ability to access our reimbursement based R&D government contributions). The use of certain data derived from cross-study comparisons are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities and differences and are presented for informational purposes. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. 2 CO PY RI GH T © A BC EL LE RA Q2 2 02 6 B us in es s U pd at e

2026 PRIORITIES UPDATE

ABCL635 patient enrollment closed, Phase 2 readout in Q3, and all programs in the pipeline progressing

ABCL635 Phase 2 clinical trial top-line readout in Q3 2026

Enrollment complete

ABCL575 Phase 1 clinical trial top-line readout in Q4 2026

Dosing complete

ABCL688 progressing through **IND-enabling activities**

ABCL386 progressing through **IND-enabling activities**

Nominate at least 1 additional development candidate for IND-enabling activities

Q2 2026 Business Update
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T-CELL ENGAGER PLATFORM

We are using our TCE platform to advance programs into the clinical both internally and through strategic collaborations

Our TCE platform is fully integrated with end-to-end capabilities, from discovery to manufacturing:



Novel TCE building blocks

Proprietary panels of CD3-binding antibodies and costimulatory antibodies to fine-tune TCE function.

A scalable process to assess TCE function

Established tools, workflows, and high-throughput *in vitro* assays to systematically test hundreds of diverse molecules and multiple modalities.

Experience across diverse targets

Applying expertise and a deep understanding of TCE biology drawn from internal and partner-initiated bispecific programs on diverse targets and modalities.

Recent TCE deals are adding **$112M in upfront cash** to our balance sheet

Q2 2026 Business Update
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PARTNERING: TCE COLLABORATIONS

Collaboration with Vertex to advance programs in autoimmunity

VERTEX

Multi-target collaboration

in autoimmune disease and other conditions

$28M **total upfront payments**

Eligible for potential downstream payments and tiered royalties on net sales.

OPTIONAL: **SCOPE EXPANSION**

If mutually agreed, AbCellera could perform **cell line development**, **process development**, and **clinical manufacturing** through Phase 1.

Q2 2026 Business Update
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PARTNERING: TCE COLLABORATIONS

Collaboration with Jazz to advance programs in oncology

Jazz Pharmaceuticals

3 Discovery Programs

$2.5B **total potential payments**

- **$84M** in total upfront payments ($56M of which received in Q2)

Mid-single digit to low double digit tiered royalties on net sales.

OPTIONAL: **PROGRAM EXPANSION**

2 Additional Discovery Programs

$1.6B **total potential payments**

- **$56M** in total potential upfront payments

Mid-single digit to low double digit tiered royalties on net sales.

OPTIONAL: **SCOPE EXPANSION**

AbCellera could undertake certain **IND-enabling activities** and **clinical manufacturing**.

Q2 2026 Business Update
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7 CO PY RI GH T © A BC EL LE RA Q2 2 02 6 Bu si ne ss U pd at e We welcome Dr. Victor Sandor and Dr. Lynn Seely as independent directors to AbCellera’s board of directors Dr. Victor Sandor Dr. Lynn Seely

8 CO PY RI GH T © A BC EL LE RA Q2 2 02 6 Bu si ne ss U pd at e Q2 2026 FINANCIALS UPDATE

We continue to maintain a strong liquidity position to execute on our strategy

>$565M in total cash balances & marketable securities*

~$110M in total available government funding*

>$675M in available liquidity to execute on our strategy*

* As of June 30, 2026

Q2 2026 Business Update
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10 CO PY RI GH T © A BC EL LE RA Q2 2 02 6 Bu si ne ss U pd at e RESEARCH & DEVELOPMENT SALES, GENERAL & ADMIN Operating expenses reflect R&D investments Operating Expenses USDRevenue USD MILESTONES RESEARCH FEES LICENSING AND ROYALTY Q2 2025 Q2 2026 $17.1M $4.1M Q2 2025 Q2 2026 $39.2M $46.0M +$6.8M Q2 2025 Q2 2026 $22.0M $13.9M -$8.1M

11 CO PY RI GH T © A BC EL LE RA Q2 2 02 6 Bu si ne ss U pd at e Net loss of $55M; equivalent to ($0.18) per share (basic & diluted) Earnings USD NET EARNINGS EARNINGS PER SHARE: BASIC AND DILUTED Q2 2025 Q2 2026 ($34.7M) ($55.4M) Q2 2025 Q2 2026 ($0.12) ($0.18)

12 CO PY RI GH T © A BC EL LE RA Q2 2 02 6 Bu si ne ss U pd at e Over $565M in total cash balances and marketable securities Cash Flows USD * Restricted cash (including restricted cash in other assets)

13 CO PY RI GH T © A BC EL LE RA Q2 2 02 6 Bu si ne ss U pd at e THANK YOU